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               Prudential Institutional Liquidity Portfolio, Inc.

                                 Class A shares
                                 Class I shares

                        Supplement dated April 22, 1998
                        to Prospectus dated July 9, 1997

The following information supplements the footnote to "SERIES EXPENSES" and the section entitled "HOW THE FUND IS MANAGED-MANAGER--FEE WAIVERS" in the Class A and Class I Prospectuses:

    For an indefinite period of time, and until further notice, PIFM has agreed to waive .05 of 1% of its management fee and to subsidize expenses and Prudential Securities has agreed to waive up to .07 of 1% of its distribution/service fee.

MF137C-2